UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2009

TEXADA VENTURES INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51563	98-0374224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11616 East Montgomery Drive, No. 54, Spokane Valley, Washington 99206
 (Address of principal executive offices)                                                     (Zip Code)

Registrant’s telephone number, including area code: (509) 301-6635

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Texada Ventures Inc. filed a Certificate of Change Pursuant to NRS 78.209, which will decrease the number of its authorized shares of common stock from 500,000,000 to 200,000,000 effective March 30, 2009.

Item 8.01           Other Events

Shareholders will be deemed to own one share for every 2.5 shares of common stock owned as of the record and effective date of March 30, 2009.  No fractional shares will be issued.  Instead, the number of shares will be rounded up to the nearest whole share. The new CUSIP number for the common stock will be 881718 308 and the new symbol will be TXVN.

Item 9.01           Financial Statements and Exhibits

Regulation S-K Number	Document
3.1	Certificate of Change Pursuant to NRS 78.209

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXADA VENTURES INC.
March 27, 2009	By: /s/ Ted R. Sharp Ted Sharp Chief Financial Officer